BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

(each a “Fund” and collectively the “Funds”)

SUPPLEMENT DATED JUNE 5, 2012 TO THE

PROSPECTUSES DATED JANUARY 27, 2012

Effective immediately, the Funds’ prospectuses are hereby amended to provide that Chris Leavy and Peter Stournaras will serve as co-portfolio managers of the Funds. The following changes are made to the prospectuses:

In the “Fund Overview” section for each Fund, the subsection entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Chris Leavy, CFA	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas)
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The section in the prospectuses captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of financial professionals. Chris Leavy, CFA and Peter Stournaras, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

In addition, the section in the prospectuses captioned “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Funds are managed by a team of financial professionals. Information about Chris Leavy and Peter Stournaras, the portfolio managers, is provided below:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Chris Leavy, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Funds	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Oppenheimer Funds from 2000 to 2010 (Chief Investment Officer, Equities (2009-2010), Head of Equities (2007-2009), Head of Value Equity Group (2000-2006) and portfolio manager (2000-2008)).
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of the Funds	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.

PRO-19076-0612SUP